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                              PACIFIC CAPITAL FUNDS
                        Supplement dated January 16, 1997
          to Statement of Additional Information dated November 29,1996

         The following text is added to the Statement of Additional Information, immediately preceding "Redemption of Shares:"

                               PURCHASE OF SHARES

         Reference is made to "How to Purchase Retail Class Shares" and "How to Purchase Institutional Class Shares" in the Prospectuses for certain information as to the purchase of Fund shares.

         Institutional Class shareholders of any Fund who terminate their qualified trust account, employee benefit account or other qualifying relationship with an Institution are no longer eligible to make additional investments in a Fund's Institutional Class shares. The Board of Trustees has approved an automatic conversion feature whereby Institutional Class Shares held by shareholders who have terminated their qualifying relationship on or after February 15, 1997 will be converted to Retail Class Shares of the same Fund on the basis of the relative net asset values of the shares of the two classes on the conversion date, without incurring any fee, sales load or other charge. As Retail Class shareholders in a Fund, such former Institutional Class shareholders will be able to reinvest dividends and distributions relating to their share holdings, but will be subject to the higher expenses associated with Retail Class shares. A conversion of Institutional Class shares for Retail Class shares will be a tax-free transaction for any Institutional Class shareholder involved in such conversion. Institutional Class shareholders who plan to terminate their qualified trust account, employee benefit account or other qualifying relationship on or after February 15, 1997 and who do not wish to have their holdings converted to Retail Class shares may choose to redeem their shares.

         Institutional Class shareholders who terminate or have terminated their qualified trust account, employee benefit account or other qualifying relationship prior to February 15, 1997 will not have their share holdings converted to Retail Class shares and will be permitted to remain as Institutional Class shareholders; however, such shareholders may not make additional purchases of Institutional Class shares, nor may such shareholders reinvest dividends and distributions in respect of their Institutional Class share holdings.